UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

COMMISSION FILE NO. 001-13393

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1209792
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

1 Choice Hotels Circle Rockville	Suite 400 Maryland	20850
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 30, 2020, the Board of Directors of Choice Hotels International, Inc. (the “Company”) determined that Scott E. Oaksmith would cease serving as the principal accounting officer of the Company in order to focus on his new position with the Company, effective immediately. Mr. Oaksmith, who joined the Company in 2002, served as Senior Vice President, Finance & Chief Accounting Officer from May 2016 to March 2020 and was recently promoted to Senior Vice President, Real Estate and Finance. In his new role, Mr. Oaksmith is leading several of the Company’s strategic areas of focus, including treasury operations, the business intelligence group, and real estate investing and asset management.

In connection with this change, the Board of Directors appointed Dominic E. Dragisich, Chief Financial Officer of the Company, to serve as principal accounting officer in addition to his role as principal financial officer, effective immediately.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders held on May 1, 2020, three proposals were submitted to the Company’s shareholders. The final voting results of these proposals were as follows:

Proposal 1

The Company’s shareholders elected the following ten directors to hold office for a term of one year ending at the 2021 Annual Meeting of Shareholders or until their respective successors are elected and qualified. The voting results are set forth below:

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Barbara T. Alexander	50,754,231	20,243	88,418	10,441
Brian B. Bainum	50,459,031	308,540	95,321	10,441
Stewart W. Bainum, Jr.	50,399,681	356,812	106,399	10,441
William L. Jews	50,425,094	347,420	90,378	10,441
Monte J. M. Koch	50,741,463	26,408	95,021	10,441
Liza K. Landsman	50,753,950	20,156	88,786	10,441
Patrick S. Pacious	50,516,040	257,090	89,762	10,441
Ervin R. Shames	50,365,650	407,780	89,462	10,441
Maureen D. Sullivan	50,745,672	25,753	91,467	10,441
John P. Tague	50,750,364	21,664	90,864	10,441

Proposal 2

The Company’s shareholders approved an advisory vote on executive compensation of our named executive officers. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non- Vote
50,028,518	706,657	127,717	10,441

Proposal 3

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non- Vote
50,789,922	4,509	78,902	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs